UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2010
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)
212-578-2211
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-1.3
EX-1.4
EX-1.5
EX-1.6

Item 8.01. Other Events.
Common Stock Offering
     On August 2, 2010, MetLife, Inc., a Delaware corporation (“MetLife”), entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Common Stock Underwriting Agreement”), and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Common Stock Pricing Agreement”) relating to the sale of 75,000,000 shares of MetLife’s common stock, par value $0.01 per share (the “Common Stock”), each among MetLife and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Common Stock Underwriters”), at an initial public offering price of $42.00 per share. The Common Stock Underwriters have exercised their option to purchase an additional 11,250,000 shares of Common Stock from MetLife.
     The Common Stock is being offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-147180) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 6, 2007, and a prospectus supplement related to the common stock dated August 3, 2010 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”)).
Fixed Rate Senior Notes Offering
     On August 3, 2010, MetLife entered into (i) an underwriting agreement (attached hereto as Exhibit 1.3 and incorporated herein by reference) (the “Fixed Rate Notes Underwriting Agreement”), and (ii) a pricing agreement (attached hereto as Exhibit 1.4 and incorporated herein by reference) (the “Fixed Rate Notes Pricing Agreement”) relating to the sale of $1 billion aggregate principal amount of its 2.375% Senior Notes due 2014, $1 billion aggregate principal amount of its 4.750% Senior Notes due 2021, and $750 million aggregate principal amount of its 5.875% Senior Notes due 2041 (collectively, the “Fixed Rate Senior Notes”), each among MetLife and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Fixed Rate Notes Pricing Agreement (the “Fixed Rate Notes Underwriters”).
     The Fixed Rate Senior Notes were offered and sold pursuant to the Registration Statement and a prospectus supplement related to the Fixed Rate Senior Notes dated August 3, 2010 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act).
Floating Rate Senior Notes Offering
     On August 3, 2010, MetLife entered into (i) an underwriting agreement (attached hereto as Exhibit 1.5 and incorporated herein by reference) (the “Floating Rate Notes Underwriting Agreement”), and (ii) a pricing agreement (attached hereto as Exhibit 1.6 and incorporated herein by reference) (the “Floating Rate Notes Pricing Agreement”) relating to the sale of $250 million aggregate principal amount of its Floating Rate Senior Notes due 2013 (the “Floating Rate Senior Notes”), each among MetLife and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Floating Rate Notes Pricing Agreement (the “Floating Rate Notes Underwriters”).
     The Floating Rate Senior Notes were offered and sold pursuant to the Registration Statement and a prospectus supplement related to the Floating Rate Senior Notes dated August 3, 2010 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act).

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits
1.1	Common Stock Underwriting Agreement dated August 2, 2010 among MetLife and the representatives of the Common Stock Underwriters

1.2	Common Stock Pricing Agreement dated August 2, 2010 among MetLife and the representatives of the Common Stock Underwriters
1.3	Fixed Rate Notes Underwriting Agreement dated August 3, 2010 among MetLife and the representatives of the Fixed Rate Notes Underwriters

1.4	Fixed Rate Notes Pricing Agreement dated August 3, 2010 among MetLife and the representatives of the Fixed Rate Notes Underwriters

1.5	Floating Rate Notes Underwriting Agreement dated August 3, 2010 among MetLife and the representatives of the Floating Rate Notes Underwriters

1.6	Floating Rate Notes Pricing Agreement dated August 3, 2010 among MetLife and the representatives of the Floating Rate Notes Underwriters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
Name:	Gwenn L. Carr
Title:	Executive Vice President

Date: August 5, 2010

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1.1	Common Stock Underwriting Agreement dated August 2, 2010 among MetLife and the representatives of the Common Stock Underwriters

1.2	Common Stock Pricing Agreement dated August 2, 2010 among MetLife and the representatives of the Common Stock Underwriters
1.3	Fixed Rate Notes Underwriting Agreement dated August 3, 2010 among MetLife and the representatives of the Fixed Rate Notes Underwriters

1.4	Fixed Rate Notes Pricing Agreement dated August 3, 2010 among MetLife and the representatives of the Fixed Rate Notes Underwriters

1.5	Floating Rate Notes Underwriting Agreement dated August 3, 2010 among MetLife and the representatives of the Floating Rate Notes Underwriters

1.6	Floating Rate Notes Pricing Agreement dated August 3, 2010 among MetLife and the representatives of the Floating Rate Notes Underwriters